[Letterhead of Pines International Resorts, Inc.]

                                 October 6, 1998

VIA FACSIMILE: (212) 590-2121
Paradise Music and Entertainment, Inc.
53rd West 23rd Street
New York, New York 10010
John Loeffler -- President and CEO

Dear Mr. Loeffler:

      This letter confirms Paradise Music and Entertainment, Inc., NASDAQ symbol PDSE ("Company") is offering for sale 500,000 Common Shares ("Shares") to Pines International Resorts, Inc. ("Pines") for $775,000. Following execution of this agreement, the Company and Pines will use their respective best efforts to expedite the completion of the documentation. The parties to this agreement agree as follows:

      1. The Company will issue to Pines 500,000 shares of Common Stock, in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended ("the Act").

      2.    Pines will pay Company $775,000 as follows:

                  a. $345,000 within five business days after delivery of the certificate(s) evidencing 500,000 shares of Common Stock of the Company, into an account in the name Pines International Resorts, Inc.; and

                  b. $430,000 within one week of the date the Company files the S-3 registration statement.

      3. The Company must, at its sole expense, file a registration statement within (30) days of the Closing Date (as defined below) on Form S-3 covering the 500,000 shares issued hereunder together with (i) the 350,00 shares underlying the Options (as defined below) and (ii) the 100,000 shares issued pursuant to the CCF Agreement. The Company represents that it is eligible to register the resale of the Shares on Form S-3. If the registration statement is not declared effective by the SEC within 90 days of the Closing Date, as liquidated damages the Company agrees to, at the option of Pines, (1) issue 100,000 shares of registered shares to Pines International Resorts, Inc. or
            (2) pay to Pines International Resorts, Inc. $50,000 cash for each month, thereafter that the registration is not effective. The registration statement will be kept effective until such time as the Shares can be freely sold without registration.

      4. The "Closing Date" shall mean the date upon which the first monies are tendered by Pines.

      5. The Company agrees that should a Secondary Offering be issued before the registration of the Pines' stock is completed then Pines will be given "piggy-back" rights in said offering.

      6. The Company agrees that should the registration not be completed by the end of the Rule 144 holding period then the Company will not withhold issuing it's 144 option.

      7. The parties acknowledge that a placement fee of $75,000 will be paid to CCF Capital Group, Inc. pursuant to that certain letter agreement dated as of September 24, 1998.

      8. The Company further agrees to issue to Pines options to purchase shares of the company's common stock in accordance with the following schedule (the "Options"):

Number of Shares:    Price Per Share:  Option Period:
-----------------    ----------------  --------------
  100,000                $1.55         Date hereof through 90 days after the S-3
                                       effective date.
  150,000                $1.55         Date hereof through 12/31/99.
   50,000                $2.00         Date hereof through 12/31/99.
   50,000                $2.50         Date hereof through 12/31/99.

The shares underlying these options shall be registered on Form S-3 together with the other shares issued to Pines in connection with Section 2 above.

Please confirm your agreement of the terms by executing a copy of this letter where indicated below and returning via facsimile.

                                        Sincerely yours,


                                        /s/ Waylon E. McMullen

                                        Waylon E. McMullen
                                        President

Agreed & Accepted this _____ day of October, 1998.

The undersigned that he has the authority to execute this agreement on behalf of the Company.

Paradise Music and Entertainment, Inc.


By: /s/ John Loeffler, President
    -------------------------------------
Acknowledged:

Donald & Co. Securities, Inc.


By: /s/ [ILLEGIBLE]
    -------------------------------------
An Authorized Officer